UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2026

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-3187	CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC (a Texas limited liability company) 1111 Louisiana Street Houston, TX 77002 (713) 207-1111	22-3865106

333-291629	CENTERPOINT ENERGY RESTORATION BOND COMPANY III, LLC (a Delaware limited liability company) 1111 Louisiana Street, Suite 4654A Houston, TX 77002 (713) 207-5469	61-2310021

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy Houston Electric, LLC	6.95% General Mortgage Bonds due 2033	N/A	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On February 18, 2026, CenterPoint Energy Houston Electric, LLC, a Texas limited liability company (“CenterPoint Houston”), and CenterPoint Energy Restoration Bond Company III, LLC, a Delaware limited liability company (the “Issuing Entity”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and BofA Securities, Inc., as representatives of the underwriters named therein (collectively, the “Underwriters”), with respect to the purchase and sale of $1,193,474,000 aggregate principal amount of the Issuing Entity’s Series 2026-A Senior Secured System Restoration Bonds (the “Bonds”) to be issued by the Issuing Entity pursuant to an Indenture, to be dated as of February 26, 2026, by and among the Issuing Entity, U.S. Bank Trust Company, National Association, as indenture trustee (the “Trustee”), and U.S. Bank National Association, as securities intermediary, as supplemented by a Series Supplement, to be dated as of February 26, 2026, by and between the Issuing Entity and the Trustee. The Bonds were offered pursuant to the prospectus dated February 18, 2026.

The Underwriting Agreement contains customary representations, warranties and agreements by CenterPoint Houston and customary conditions to closing, indemnification obligations of CenterPoint Houston, on the one hand, and the Underwriters, on the other hand, including for liabilities under the Securities Act of 1933, as amended, obligations of the parties and termination provisions.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference. A form of the Indenture (including the form of the Bonds and the form of Series Supplement) is annexed as Exhibit 4.1 to this Current Report on Form 8-K.

In connection with the issuance of the Bonds, CenterPoint Houston and the Issuing Entity also expect to enter into a System Restoration Property Servicing Agreement, a System Restoration Property Sale Agreement, an Administration Agreement and an Intercreditor Agreement, each to be dated as of February 26, 2026, which are annexed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K. Additionally, the Issuing Entity expects to enter into an Amended and Restated Limited Liability Company Agreement, to be dated as of February 26, 2026, which is annexed as Exhibit 3.1 hereto.

Affiliations

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. The Underwriters and their respective affiliates have provided in the past, and may provide from time to time in the future, certain commercial banking, financial advisory, investment banking and other services for CenterPoint Houston or its affiliates for which they will receive customary fees. One of the underwriters, Citigroup Global Markets Inc., also provided advisory services to CenterPoint Houston in connection with CenterPoint Houston’s proceedings before the Public Utility Commission of Texas (the “PUCT”) (Docket No. 58252) relating to the financing order issued by the PUCT on October 23, 2025, and expects to receive a $75,000 fee for such services.

The Trustee and certain of its affiliates have from time to time performed, and may in the future perform, various financial advisory, commercial and investment banking services for CenterPoint Houston or its affiliates for which they received or will receive customary fees and expenses.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 above with respect to the Bonds to be issued and the Indenture and Series Supplement to be entered into is incorporated herein by reference.

Item 8.01. Other Events

The information included in Item 1.01 above with respect to the offering and purchase and sale of the Bonds, and other agreements to be executed and delivered in connection with the closing of the purchase and sale of the Bonds, including a System Restoration Property Servicing Agreement, a System Restoration Property Sale Agreement, an Administration Agreement, an Intercreditor Agreement and an Amended and Restated Limited Liability Company Agreement, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement by and among CenterPoint Energy Restoration Bond Company III, LLC, CenterPoint Energy Houston Electric, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and BofA Securities, Inc., as representatives of the underwriters named therein, dated February 18, 2026.
3.1	Amended and Restated Limited Liability Company Agreement of CenterPoint Energy Restoration Bond Company III, LLC, to be dated as of February 26, 2026.
4.1	Indenture by and among CenterPoint Energy Restoration Bond Company III, LLC, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary (including the form of the Bonds and the form of Series Supplement), to be dated as of February 26, 2026.
10.1	System Restoration Property Servicing Agreement by and between CenterPoint Energy Restoration Bond Company III, LLC and CenterPoint Energy Houston Electric, LLC, as Servicer, to be dated as of February 26, 2026.
10.2	System Restoration Property Sale Agreement by and between CenterPoint Energy Restoration Bond Company III, LLC and CenterPoint Energy Houston Electric, LLC, as Seller, to be dated as of February 26, 2026.
10.3	Administration Agreement by and between CenterPoint Energy Restoration Bond Company III, LLC and CenterPoint Energy Houston Electric, LLC, as Administrator, to be dated as of February 26, 2026.
10.4	Intercreditor Agreement by and among CenterPoint Energy Restoration Bond Company III, LLC, CenterPoint Energy Houston Electric, LLC, CenterPoint Energy Restoration Bond Company II, LLC and U.S. Bank Trust Company, National Association, to be dated as of February 26, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 19, 2026

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer

CENTERPOINT ENERGY RESTORATION BOND COMPANY III, LLC

By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Vice President and Chief Accounting Officer